MERRILL LYNCH IRA ANNUITYSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated February 26, 2021

to the

Prospectus dated May 1, 2014

MERRILL LYNCH IRA ANNUITYSM

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated February 26, 2021

to the

Prospectus dated May 1, 2005

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective March 30, 2021, based on a change to the underlying portfolio, the following change will occur to the Subaccount name:

EXISTING SUBACCOUNT NAME	NEW SUBACCOUNT NAME
Putnam Equity Income Fund	Putnam Large Cap Value Fund

This change will not result in any changes in the investment objective, policies, or fees of the applicable Subaccount.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.